UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2019

Bellicum Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36783	20-1450200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2130 W. Holcombe Blvd., Ste. 800, Houston, TX	77030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (832) 384-1100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BLCM	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01 Entry into a Material Definitive Agreement.

Public Offering

On August 16, 2019, Bellicum Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to an underwritten public offering (the “Offering”) of 575,000 shares of the Series 1 Redeemable Convertible Non-Voting Preferred Stock of the Company (the “Series 1 Preferred Stock”) and warrants (the “Public Warrants”) to purchase up to 57,500,000 shares of the Common Stock of the Company (the “Common Stock”). Each share of Series 1 Preferred Stock is being sold together with a Warrant to purchase 100 shares of Common Stock at a combined price to the public of $100.00. Under certain circumstances, each Warrant will be exercisable, at the irrevocable election of the holder, for one share of Series 1 Preferred Stock. The net proceeds to the Company from the Offering are expected to be approximately $53.6 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, and excluding any proceeds that the Company may receive upon exercise of the Public Warrants. The offering is expected to close on or about August 21, 2019, subject to customary closing conditions.

All of the Public Warrants being sold in the Offering will have an exercise price of $1.30 per share of Common Stock or, in certain circumstances, for $130.00 per share of Series 1 Preferred Stock, subject to proportional adjustments in the event of stock splits or combinations or similar events. The Public Warrants will be immediately exercisable upon issuance, provided that the holder will be prohibited, subject to certain exceptions, from exercising a Warrant for shares of Common Stock to the extent that immediately prior to or after giving effect to such exercise, the holder, together with its affiliates and other attribution parties, would own more than 9.99% of the total number of shares of Common Stock then issued and outstanding, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to the Company. The Public Warrants will expire on August 21, 2026.

The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (Registration No. 333-232771) previously filed with the Securities and Exchange Commission, as supplemented by a preliminary prospectus supplement dated August 16, 2019 and a final prospectus supplement dated August 16, 2019.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The foregoing description of the Public Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant, a copy of which is attached as Exhibit 4.1 hereto and is incorporated herein by reference.

A copy of the legal opinion and consent of Cooley LLP relating to the legality of the offering and sale of the securities described above is attached as Exhibit 5.1 hereto.

On August 15, 2019, the Company issued a press release announcing the commencement of the Offering and on August 16, 2019 the Company issued a press release announcing that the Company had priced the Offering. Copies of these press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Private Placement

On August 16, 2019, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors named therein (the “Purchasers”), pursuant to which the Company has agreed to issue in a private placement (i) 350,000 shares of its Series 2 Redeemable Convertible Non-Voting Preferred Stock (the “Series 2 Preferred Stock”), at a purchase price of $100.00 per share, and related warrants (the “Private Warrants”) to purchase up to 28,000,000 shares of Common Stock at an exercise price of $1.00 per share, and (ii) 250,000 shares of its Series 3 Redeemable Convertible Non-Voting Preferred Stock (the “Series 3 Preferred Stock” and, together with the Series 1 Preferred Stock and Series 2 Preferred Stock, the “Preferred Stock”), at a purchase price of $140.00 per share, and related warrants (also, “Private Warrants”) to purchase up to 8,750,000 shares of Common Stock at an exercise price of $1.40 per share. The purchase and sale of the securities issuable under the private placement agreement may occur in two or more separate closings, each to be conducted at the Purchasers’ discretion within five days’ notice to the Company, and is subject to the Company’s obtaining stockholder approval for additional authorized shares of Common Stock or a reverse stock split (the “Required Stockholder Approval”), and the right of the Purchasers to purchase such securities will expire two and a half years after the Required Stockholder Approval, with respect to the Series 2 Preferred Stock, and three years after such stockholder approval, with respect to the Series 3 Preferred Stock, if not exercised prior to that date.

Within three business days following the execution of the Securities Purchase Agreement, the Purchasers are obligated to pay the Company an option fee equal to $12,093,750 (the “Option Fee”), which represents a payment of $0.125 for each share of Common Stock underlying the securities issuable in the private placement. Jefferies LLC acted as a placement agent for the Company in the private placement and is entitled to receive a cash fee of $725,625 in connection with the Company’s receipt of the Option Fee, but will not receive a fee on amounts payable to the Company in connection with the completion of any closings under the Securities Purchase Agreement.

2.

The securities to be issued in the foregoing private placement are being offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act. Each Purchaser is either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

The Private Warrants issuable pursuant to the Securities Purchase Agreement will be immediately exercisable upon issuance, provided that the holder will be prohibited, subject to certain exceptions, from exercising a Warrant for shares of Common Stock to the extent that immediately prior to or after giving effect to such exercise, the holder, together with its affiliates and other attribution parties, would own more than 9.99% of the total number of shares of Common Stock then issued and outstanding, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to the Company. The Private Warrants will expire seven years from the date of issuance.

Concurrently with the execution of the Securities Purchase Agreement, the Company entered into voting agreements (each, a “Voting Agreement”) with the Purchasers, pursuant to which each Purchaser agreed, in any annual, special or adjourned meeting of the stockholders of the Company at which the matter covered by the Required Shareholder Approval (as defined in the Securities Purchase Agreement) are presented to the Company’s stockholders for approval, that it will vote, by proxy or otherwise, all of its shares of voting capital stock of the Company (i) in favor of such matter and any matter that would reasonably be expected to facilitate such Required Shareholder Approval, and (ii) against approval of any proposal made in opposition to such matters. The Voting Agreements terminate upon the earliest to occur of (i) the date on which the Company receives the Required Shareholder Approval, (ii) the termination of the Securities Purchase Agreement in accordance with its terms and (iii) December 31, 2020.

A copy of the Securities Purchase Agreement, including the form of Voting Agreement attached thereto as Exhibit D, is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing descriptions of the Securities Purchase Agreement and the Voting Agreement do not purport to be complete and are qualified in their entirety by reference to Exhibit 10.1. The foregoing description of the Private Warrants does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Warrant, a copy of which is attached as Exhibit 4.2 hereto and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

Reference is made to the disclosure regarding the private placement contained in Item 1.01, which is incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 19, 2019, the Company filed a Certificate of Designations, Preferences and Rights of Series 1 Redeemable Convertible Non-Voting Preferred Stock, Series 2 Redeemable Convertible Non-Voting Preferred Stock and Series 3 Redeemable Convertible Non-Voting Preferred Stock (the “Certificate of Designations”) with the Secretary of State of the State of Delaware with respect to the Preferred Stock.

The rights, preferences and privileges of the Preferred Stock are set forth in the Certificate of Designations. Each share of Preferred Stock is initially convertible into 100 shares of Common Stock (subject to adjustment as provided in the Certificate of Designations) at any time at the option of the holder, provided that the holder will be prohibited from converting the Preferred Stock into shares of Common Stock if, as a result of such conversion, the holder, together with its affiliates and other attribution parties, would own more than 9.99% of the total number of shares of Common Stock then issued and outstanding, which percentage may be changed at the holder’s election to a lower percentage at any time or to a higher percentage not to exceed 19.99% upon 61 days’ notice to us.

In the event of a liquidation, dissolution, winding up or Deemed Liquidation (as defined in the Certificate of Designations), holders of the Preferred Stock will receive a payment equal to the applicable per share purchase price of their Preferred Stock before any proceeds are distributed to the holders of Common Stock. Shares of Preferred Stock will be entitled to receive dividends equal to (on an as-if-converted-to-Common Stock basis), and in the same form and manner as, dividends actually paid on shares of Common Stock. Shares of Preferred Stock will generally have no voting rights, except to the extent expressly provided in the Company’s certificate of incorporation, the Certificate of Designations or as otherwise required by law, and except that the consent of the holders of a majority of the outstanding Preferred Stock will be required to amend the terms of the Preferred Stock and to approve certain corporate actions. Following the date that is five years after issuance, the Preferred Stock is redeemable at the option of the holder at a redemption price that is equal to the original issue price. The liquidation preferences, protective voting provisions and redemption rights of the Preferred Stock will terminate upon the occurrence of certain events described in the Certificate of Designations.

A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated herein by reference. The foregoing description of the rights, preferences and privileges of the Preferred Stock is qualified in its entirety by reference to such exhibit.

3.

Item 8.01 Other Events.

Suspension of ATM Offering

On August 16, 2019, the Company delivered written notice to Jefferies LLC that it was suspending and terminating the prospectus supplement (the “ATM Prospectus Supplement”) related to the shares of Common Stock issuable pursuant to the Open Market Sale AgreementSM, dated October 5, 2018, between the Company and Jefferies LLC (the “Sales Agreement”), providing for the offer and sale, from time to time, of Common Stock through Jefferies LLC in an “at the market offering” as defined in Rule 415(a)(4) (the “ATM Offering”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Company will not make any sales of its securities pursuant to the Sales Agreement, unless and until a new prospectus supplement is filed. Other than the termination of the ATM Prospectus Supplement, the Sales Agreement remains in full force and effect.

Forward-Looking Statements

Statements contained in this report regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the Company’s expectations with respect to the completion, timing and size of the public offering and the expected net proceeds from the Offering. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “will,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, risks and uncertainties associated with market conditions and the satisfaction of customary closing conditions related to the public offering. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in the Company’s filings with the SEC, including in the section captioned “Risk Factors” in the Company’s quarterly report on Form 10-Q for the quarterly period ended June 30, 2019. All forward-looking statements contained in this report speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated August 16, 2019, by and among the Company, Jefferies LLC and Wells Fargo Securities, LLC, as representative of the several underwriters identified therein.

3.1	Certificate of Designations, Preferences and Rights of Series 1 Redeemable Convertible Non-Voting Preferred Stock, Series 2 Redeemable Convertible Non-Voting Preferred Stock and Series 3 Redeemable Convertible Non-Voting Preferred Stock of Bellicum Pharmaceuticals, Inc.

4.1	Form of Warrant issued in public offering.

4.2	Form of Warrant issued in private placement.

5.1	Opinion of Cooley LLP.

10.1	Securities Purchase Agreement, dated August 16, 2019, by and among the Company and the institutional investors named therein.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release, dated August 15, 2019.

99.2	Press Release, dated August 16, 2019.

4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bellicum Pharmaceuticals, Inc.

Dated: August 19, 2019	By:	/s/ Richard A. Fair
Richard A. Fair
President and Chief Executive Officer
(Principal Executive Officer)

5.